UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	April 30, 2016

Item 1. Schedule of Investments:

Putnam Voyager Fund

The fund's portfolio
4/30/16 (Unaudited)

COMMON STOCKS (93.2%)(a)
			Shares	Value

Aerospace and defense (4.0%)

Airbus Group SE (France)			390,271	$24,422,223

General Dynamics Corp.			201,100	28,258,572

Honeywell International, Inc.			241,075	27,547,640

Northrop Grumman Corp.			161,252	33,259,838

United Technologies Corp.			141,700	14,789,229

				128,277,502
Airlines (1.6%)

American Airlines Group, Inc.			1,156,000	40,101,640

Delta Air Lines, Inc.			244,600	10,192,482

				50,294,122
Automobiles (1.1%)

Fiat Chrysler Automobiles NV (Italy)(S)			1,206,476	9,760,391

Tesla Motors, Inc.(NON)(S)			39,611	9,536,744

Yamaha Motor Co., Ltd. (Japan)			1,043,100	16,884,618

				36,181,753
Banks (1.2%)

Bank of America Corp.			1,586,819	23,104,085

JPMorgan Chase & Co.			258,656	16,347,059

				39,451,144
Beverages (2.0%)

Anheuser-Busch InBev SA/NV ADR (Belgium)			240,900	29,914,962

Monster Beverage Corp.(NON)			112,300	16,195,906

PepsiCo, Inc.			192,000	19,768,320

				65,879,188
Biotechnology (9.0%)

AMAG Pharmaceuticals, Inc.(NON)(S)			776,062	20,581,164

Amgen, Inc.			80,000	12,664,000

ARIAD Pharmaceuticals, Inc.(NON)			1,945,500	13,968,690

Biogen, Inc.(NON)			119,200	32,778,808

Celgene Corp.(NON)			1,070,113	110,660,385

Gilead Sciences, Inc.			874,428	77,133,294

Medivation, Inc.(NON)			174,600	10,091,880

Merrimack Pharmaceuticals, Inc.(NON)(S)			1,569,268	11,110,417

				288,988,638
Capital markets (2.0%)

Charles Schwab Corp. (The)			647,900	18,406,839

E*Trade Financial Corp.(NON)			305,200	7,684,936

KKR & Co. LP			1,650,100	22,441,360

Morgan Stanley			582,200	15,754,332

				64,287,467
Chemicals (1.3%)

Dow Chemical Co. (The)			143,100	7,528,491

E.I. du Pont de Nemours & Co.			176,800	11,652,888

Sherwin-Williams Co. (The)			56,147	16,131,595

Symrise AG (Germany)			120,581	7,983,989

				43,296,963
Commercial services and supplies (1.0%)

Tyco International PLC			832,100	32,052,492

				32,052,492
Consumer finance (0.5%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622) (Private)(F)(RES)(NON)			674,955	1,731,260

Synchrony Financial(NON)			464,700	14,205,879

				15,937,139
Diversified consumer services (0.1%)

ITT Educational Services, Inc.(NON)(S)(AFF)			1,601,462	3,443,143

				3,443,143
Diversified telecommunication services (0.3%)

Inmarsat PLC (United Kingdom)			239,694	3,252,153

Nippon Telegraph & Telephone Corp. (Japan)			114,700	5,077,542

				8,329,695
Energy equipment and services (0.3%)

Halliburton Co.			215,579	8,905,568

				8,905,568
Food and staples retail (1.8%)

CVS Health Corp.			349,300	35,104,650

Walgreens Boots Alliance, Inc.			271,700	21,540,376

				56,645,026
Food products (0.3%)

Nomad Foods, Ltd. (United Kingdom)(NON)			370,440	3,015,382

TreeHouse Foods, Inc.(NON)(S)			73,982	6,540,009

				9,555,391
Health-care equipment and supplies (1.7%)

Becton Dickinson and Co.			145,700	23,495,582

Cooper Cos., Inc. (The)			83,600	12,797,488

Intuitive Surgical, Inc.(NON)			30,100	18,853,436

				55,146,506
Health-care technology (0.3%)

Cerner Corp.(NON)			177,300	9,953,622

				9,953,622
Hotels, restaurants, and leisure (0.9%)

Chipotle Mexican Grill, Inc.(NON)			3,300	1,389,201

Hilton Worldwide Holdings, Inc.			285,600	6,297,480

Melco Crown Entertainment, Ltd. ADR (Hong Kong)			418,100	6,187,880

Restaurant Brands International LP (Units) (Canada)			4,381	189,074

Wynn Resorts, Ltd.(S)			170,400	15,046,320

				29,109,955
Household durables (0.3%)

Skyworth Digital Holdings, Ltd. (China)			8,088,271	5,266,461

Tempur Sealy International, Inc.(NON)(S)			100,300	6,085,201

				11,351,662
Independent power and renewable electricity producers (0.6%)

NRG Energy, Inc.			1,207,200	18,228,720

				18,228,720
Industrial conglomerates (0.8%)

Danaher Corp.			272,733	26,386,918

				26,386,918
Insurance (1.2%)

American International Group, Inc.			235,200	13,128,864

Assured Guaranty, Ltd.			569,185	14,724,816

Prudential PLC (United Kingdom)			481,509	9,525,448

				37,379,128
Internet and catalog retail (6.7%)

Amazon.com, Inc.(NON)			218,750	144,285,313

Ctrip.com International, Ltd. ADR (China)(NON)(S)			423,000	18,447,030

Delivery Hero Holding GmbH (acquired 6/2/15, cost $6,723,847) (Private) (Germany)(F)(RES)(NON)			873	4,827,103

FabFurnish GmbH (acquired 8/2/13, cost $186) (Private) (Brazil)(F)(RES)(NON)			140	120

Global Fashion Holding SA (acquired 8/2/13, cost $9,259,308) (Private) (Brazil)(F)(RES)(NON)			218,573	3,729,175

Netflix, Inc.(NON)			72,200	6,500,166

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $186) (Private) (Brazil)(F)(RES)(NON)			140	120

New Middle East Other Assets GmbH (acquired 8/2/13, cost $76) (Private) (Brazil)(F)(RES)(NON)			57	49

Priceline Group, Inc. (The)(NON)			29,097	39,096,475

				216,885,551
Internet software and services (15.7%)

Alibaba Group Holding, Ltd. ADR (China)(NON)(S)			502,643	38,673,352

Alphabet, Inc. Class A(NON)			318,114	225,186,538

Criteo SA ADR (France)(NON)(S)			361,615	15,075,729

Facebook, Inc. Class A(NON)			1,401,981	164,844,926

Shopify, Inc. Class A (Canada)(NON)			172,700	5,500,495

Tencent Holdings, Ltd. (China)			1,322,400	26,834,572

Yahoo!, Inc.(NON)			772,000	28,255,200

				504,370,812
IT Services (4.2%)

PayPal Holdings, Inc.(NON)			194,800	7,632,264

Visa, Inc. Class A			1,655,700	127,886,268

				135,518,532
Leisure products (0.4%)

Brunswick Corp.(S)			252,700	12,137,181

				12,137,181
Life sciences tools and services (0.3%)

Agilent Technologies, Inc.			204,200	8,355,864

				8,355,864
Media (1.9%)

Charter Communications, Inc. Class A(NON)(S)			31,800	6,749,232

Comcast Corp. Class A			274,635	16,686,823

Liberty Global PLC Ser. A (United Kingdom)(NON)			434,001	16,374,858

Live Nation Entertainment, Inc.(NON)			990,433	21,274,501

				61,085,414
Oil, gas, and consumable fuels (4.4%)

Anadarko Petroleum Corp.			376,800	19,879,968

EnVen Energy Corp. 144A(F)			415,000	3,527,500

EOG Resources, Inc.			254,500	21,026,790

Gulfport Energy Corp.(NON)			582,400	18,229,120

Pioneer Natural Resources Co.			139,200	23,121,120

Scorpio Tankers, Inc.			4,706,735	29,464,161

Suncor Energy, Inc. (Canada)			648,418	19,033,422

Whiting Petroleum Corp.(NON)(S)			747,131	8,965,572

				143,247,653
Personal products (1.9%)

Avon Products, Inc.(S)			5,185,640	24,424,364

Coty, Inc. Class A			637,400	19,376,960

Edgewell Personal Care Co.			199,800	16,397,586

				60,198,910
Pharmaceuticals (7.9%)

Allergan PLC(NON)			239,107	51,781,012

Bristol-Myers Squibb Co.			403,000	29,088,540

Jazz Pharmaceuticals PLC(NON)			944,151	142,283,556

Perrigo Co. PLC			136,600	13,205,122

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			355,775	19,371,949

				255,730,179
Real estate investment trusts (REITs) (0.6%)

Communications Sales & Leasing, Inc.(R)			141,300	3,282,399

Gaming and Leisure Properties, Inc.(R)(S)			535,400	17,555,766

				20,838,165
Real estate management and development (0.8%)

Kennedy-Wilson Holdings, Inc.			1,155,638	24,973,337

				24,973,337
Road and rail (1.2%)

Union Pacific Corp.			445,202	38,834,970

				38,834,970
Semiconductors and semiconductor equipment (2.8%)

Applied Materials, Inc.			774,100	15,845,827

Broadcom, Ltd.			217,700	31,729,775

Micron Technology, Inc.(NON)			1,178,100	12,664,575

NXP Semiconductor NV(NON)			194,000	16,544,320

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			567,300	13,382,607

				90,167,104
Software (4.3%)

Adobe Systems, Inc.(NON)			86,100	8,112,342

Electronic Arts, Inc.(NON)			297,600	18,406,560

Microsoft Corp.			1,067,300	53,226,251

Mobileye NV (Israel)(NON)(S)			178,500	6,809,775

Nintendo Co., Ltd. (Japan)			99,600	13,397,894

salesforce.com, Inc.(NON)			495,429	37,553,518

				137,506,340
Specialty retail (2.4%)

Advance Auto Parts, Inc.			93,400	14,579,740

Gap, Inc. (The)(S)			140,500	3,256,790

Home Depot, Inc. (The)			437,311	58,551,570

				76,388,100
Technology hardware, storage, and peripherals (3.6%)

Apple, Inc.			1,251,547	117,320,016

				117,320,016
Textiles, apparel, and luxury goods (0.7%)

NIKE, Inc. Class B			371,000	21,866,740

				21,866,740
Thrifts and mortgage finance (0.2%)

Radian Group, Inc.			535,100	6,843,929

				6,843,929
Tobacco (0.7%)

Philip Morris International, Inc.			240,800	23,627,296

				23,627,296
Trading companies and distributors (0.2%)

AerCap Holdings NV (Ireland)(NON)			170,200	6,809,701

				6,809,701

Total common stocks (cost $2,548,677,322)				$3,001,787,536

CONVERTIBLE PREFERRED STOCKS (1.6%)(a)
			Shares	Value

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)			241,404	$17,513,860

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $5,253) (Private)(F)(RES)(NON)			1,843	4,727

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $100,457) (Private)(F)(RES)(NON)			31,891	90,411

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $235,942) (Private)(F)(RES)(NON)			46,354	212,348

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $342,236) (Private)(F)(RES)(NON)			67,237	308,013

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $191,914) (Private)(F)(RES)(NON)			34,957	172,723

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $579,325) (Private)(F)(RES)(NON)			75,433	521,393

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,624,930) (Private)(F)(RES)(NON)			570,151	1,462,437

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $2,054,710) (Private)(F)(RES)(NON)			720,951	1,849,239

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $6,422,273) (Private)(F)(RES)(NON)			2,255,601	5,780,135

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $19,183,494) (Private)(F)(RES)(NON)			567,268	24,900,115

Total convertible preferred stocks (cost $45,976,880)				$52,815,401

CONVERTIBLE BONDS AND NOTES (1.2%)(a)
			Principal amount	Value

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 2 1/2s, 2019			$13,886,000	$16,480,946

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. bonds 1 7/8s, 2021 (Ireland)			13,414,000	14,923,075

Pandora Media, Inc. 144A cv. sr. unsec. notes 1 3/4s, 2020			6,629,000	6,036,533

Total convertible bonds and notes (cost $36,802,678)				$37,440,554

WARRANTS (0.8%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

EnVen Energy Corp. 144A(F)	11/6/20	$12.50	415,000	$42

EnVen Energy Corp. 144A(F)	11/6/20	15.00	415,000	42

Gree Electric Appliances, Inc. of Zhuhai 144A (China)	6/24/16	0.00	1,391,400	4,770,318

Wells Fargo & Co.(W)	10/28/18	34.01	813,312	13,216,320

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	1,472,000	6,446,880

Total warrants (cost $13,638,291)				$24,433,602

PURCHASED OPTIONS OUTSTANDING (0.3%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Tronox, Ltd. Class A (Call)	May-16/$2.00		$1,640,869	$8,663,772

Tronox, Ltd. Class A (Call)	May-16/3.00		415,199	1,777,110

Total purchased options outstanding (cost $3,585,604)				$10,440,882

U.S. GOVERNMENT AGENCY OBLIGATIONS (—%)(a)
			Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
5s, January 1, 2029(i)			$152,416	$170,422
3 1/2s, May 1, 2042(i)			261,939	277,045
3.844s, February 1, 2018(i)			155,000	163,589

Total U.S. government agency obligations (cost $611,056)				$611,056

U.S. TREASURY OBLIGATIONS (0.2%)(a)
			Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/8s, February 15, 2041(i)			$6,069,336	$7,902,640

Total U.S. treasury obligations (cost $7,902,640)				$7,902,640

INVESTMENT COMPANIES (0.2%)(a)
			Shares	Value

VanEck Vectors Junior Gold Miners ETF			178,205	$6,864,457

Total investment companies (cost $3,425,999)				$6,864,457

SHORT-TERM INVESTMENTS (8.3%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.58%(d)		Shares	175,313,931	$175,313,931

Putnam Short Term Investment Fund 0.44%(AFF)		Shares	61,984,738	61,984,738

SSgA Prime Money Market Fund Class N 0.41%(P)		Shares	15,730,000	15,730,000

U.S. Treasury Bills 0.30%, June 9, 2016(SEGSF)			$3,738,000	3,737,451

U.S. Treasury Bills 0.26%, May 26, 2016(SEGSF)			420,000	419,954

U.S. Treasury Bills 0.30%, May 19, 2016(SEGSF)			1,790,000	1,789,869

U.S. Treasury Bills 0.21%, May 12, 2016(SEGSF)			1,609,000	1,608,936

U.S. Treasury Bills 0.18%, May 5, 2016			5,478,000	5,477,945

Total short-term investments (cost $266,061,942)				$266,062,824

TOTAL INVESTMENTS

Total investments (cost $2,926,682,412)(b)				$3,408,358,952

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $167,185,641) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	6/15/16	$9,998,308	$9,623,615	$(374,693)
	Chinese Yuan (Offshore)	Sell	5/18/16	111,511,366	107,492,996	(4,018,370)
	Euro	Sell	6/15/16	18,403,772	17,473,989	(929,783)
	Japanese Yen	Sell	5/18/16	34,211,105	30,143,343	(4,067,762)
UBS AG
	British Pound	Sell	6/15/16	2,664,852	2,451,698	(213,154)

Total						$(9,603,762)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	2,134,552	$—	7/28/16	(3 month USD-LIBOR-BBA minus 0.30%)	A basket (DBPTMATR) of common stocks	$8,143,780
shares	1,306,588	—	11/16/16	(1 month USD-LIBOR-BBA plus 0.30%)	Fiat Chrysler Auto	429,100
shares	927,135	—	11/16/16	(1 month USD-LIBOR-BBA plus 0.30%)	Fiat Chrysler Auto	304,483
shares	497,126	—	11/16/16	(1 month USD-LIBOR-BBA plus 0.30%)	Fiat Chrysler Auto	163,263
shares	246,000	—	11/16/16	(1 month USD-LIBOR-BBA plus 0.30%)	Fiat Chrysler Auto	80,790

Total		$—	$9,121,416

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,221,619,654.
(b)	The aggregate identified cost on a tax basis is $2,963,555,282, resulting in gross unrealized appreciation and depreciation of $595,716,446 and $150,912,776, respectively, or net unrealized appreciation of $444,803,670.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $45,589,368, or 1.4% of net assets.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund*	$89,817,978	$1,197,806,839	$1,225,640,079	$174,605	$61,984,738
	ITT Educational Services, Inc.	8,022,371	—	1,380,921	—	3,443,143
	Totals	$97,840,349	$1,197,806,839	$1,227,021,000	$174,605	$65,427,881
* Management fees charged to Putnam Short Term Investment Fund Fund have been waived by Putnam Management.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
The fund received cash collateral of $175,313,931 which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $169,740,223. Certain of these securities were sold prior to the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(W)	Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).
At the close of the reporting period, the fund maintained liquid assets totaling $9,458,224 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own, to enhance the return on securities owned and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $9,603,762 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,493,876 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$437,741,853	$22,151,079	$8,556,567
Consumer staples	215,905,811	—	—
Energy	148,625,721	3,527,500	—
Financials	198,453,601	9,525,448	1,731,260
Health care	618,174,809	—	—
Industrials	258,233,482	24,422,223	—
Information technology	944,650,338	40,232,466	—
Materials	35,312,974	7,983,989	—
Telecommunication services	—	8,329,695	—
Utilities	18,228,720	—	—
Total common stocks	2,875,327,309	116,172,400	10,287,827
Convertible bonds and notes	—	37,440,554	—
Convertible preferred stocks	—	17,513,860	35,301,541
Investment companies	6,864,457	—	—
Purchased options outstanding	—	10,440,882	—
U.S. government agency obligations	—	611,056	—
U.S. treasury obligations	—	7,902,640	—
Warrants	13,216,320	11,217,282	—
Short-term investments	77,714,738	188,348,086	—

Totals by level	$2,973,122,824	$389,646,760	$45,589,368

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(9,603,762)	$—
Total return swap contracts	—	9,121,416	—

Totals by level	$—	$(482,346)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of July 31, 2015	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of April 30, 2016
Common stocks*:
Consumer discretionary	$11,500,859	$—	$—	$(2,944,292)	$—	$—	$—	$—	$8,556,567
Financials	1,731,260	—	—	—	—	—	—	—	1,731,260
Total common stocks	$13,232,119	$—	$—	$(2,944,292)	$—	$—	$—	$—	$10,287,827
Convertible preferred stocks	$30,638,542	—	—	4,662,999	—	—	—	—	$35,301,541

Totals	$43,870,661	$—	$—	$1,718,707	$—	$—	$—	$—	$45,589,368
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $1,718,707 related to Level 3 securities still held at period end.
The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$4,827,103	Comparable multiples	EV/sales multiple	3.1x-5.6x (4.8x)	Increase
			Liquidity discount	10%	Decrease

Private equity	$37,032,801	Market transaction price	Liquidity Discount	10%	Decrease

Private equity	$289	Market transaction price	Liquidity discount	25%	Decrease

Private equity	$3,729,175	Market transaction price	Transaction price	$17.06	Increase
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$—	$9,603,762
Equity contracts	43,995,900	—

Total	$43,995,900	$9,603,762

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)		$76,500,000
Forward currency contracts (contract amount)		$292,800,000
OTC total return swap contracts (notional)		$76,600,000
Warrants (number of warrants)		4,500,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	Deutsche Bank AG	UBS AG	Total

	Assets:
	OTC Total return swap contracts*#	$—	$—	$—	$9,121,416	$—	$9,121,416
	Forward currency contracts#	—	—	—	—	—	—
	Purchased options#	1,777,110	8,663,772	—	—	—	10,440,882

	Total Assets	$1,777,110	$8,663,772	$—	$9,121,416	$—	$19,562,298

	Liabilities:
	OTC Total return swap contracts*#	—	—	—	—	—	—
	Forward currency contracts#	—	—	9,390,608	—	213,154	9,603,762
	Written options#	—	—	—	—	—	—

	Total Liabilities	$—	$—	$9,390,608	$—	$213,154	$9,603,762

	Total Financial and Derivative Net Assets	$1,777,110	$8,663,772	$(9,390,608)	$9,121,416	$(213,154)	$9,958,536
	Total collateral received (pledged)##†	$1,777,110	$8,663,772	$(7,373,888)	$9,121,416	$(119,988)
	Net amount	$—	$—	$(2,016,720)	$—	$(93,166)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: June 28, 2016